UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 2, 2009

Green Plains Renewable Energy, Inc.

 (Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission File Number)	(IRS employer identification no.)

9420 Underwood Ave., Suite 100, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)

The Audit Committee of Green Plains Renewable Energy, Inc. (“Green Plains”) requested proposals from independent registered public accounting firms for Green Plains’ 2009 audit. The Audit Committee believes that a periodic review of the appointment of the Company’s external audit firm is beneficial to Green Plains and its shareholders.  L.L. Bradford & Company, LLC (“L.L. Bradford”) has acted as the principal independent accountant of Green Plains since 2004. The Audit Committee invited L.L. Bradford and other major U.S. accounting firms to participate in the process. As a result of this competitive process and after careful deliberation of the proposals submitted by the firms, on June 2, 2009, the Audit Committee selected KPMG LLP (“KPMG”) as the Company’s independent registered public accountant for the fiscal year ending December 31, 2009, and dismissed L.L. Bradford from that role effective upon Green Plains’ filing of its Form 10-Q for the second quarter ending June 30, 2009. Green Plains’ consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During Green Plains’ two most recent fiscal years and the interim period through June 2, 2009, there were no disagreements with L.L. Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of L.L. Bradford, would have caused it to make reference to the subject matter of the disagreements in connection with its report and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Green Plains provided L.L. Bradford with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that L.L. Bradford furnish Green Plains with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01(a). A copy of such letter, dated June 2, 2009, is filed as an exhibit to this Current Report on Form 8-K.

(b)

Effective June 2, 2009, Green Plains engaged KPMG LLP (“KPMG”), as the principal independent accountant to audit Green Plains’ 2009 consolidated financial statements. During Green Plains’ two most recent fiscal years, and the interim period through June 2, 2009, neither Green Plains nor anyone on its behalf consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction regarding Green Plains, either completed or proposed; or the type of audit opinion that might be rendered on Green Plains’ consolidated financial statements; or (ii) any matter regarding Green Plains that was either the subject of a disagreement or a reportable event. The engagement of KPMG as the principal independent accountant to audit Green Plains’ consolidated financial statements was approved by the Audit Committee of Green Plains.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Number	Description

16.1	Letter from L.L. Bradford & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2009	Green Plains Renewable Energy, Inc. By: /s/ Todd A. Becker Todd A. Becker President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Number	Description

16.1	Letter from L.L. Bradford & Company, LLC

4